Exhibit 99.2

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2006Investor’s Overview Period Ended June 30, 2006 Financial Security Assurance Inc.

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Contents Page Monoline Financial Guaranty Insurance Industry 5-29 Financial Security Assurance (FSA) 31-63 FSA’s Primary Business Lines 65-75 Capital Strength 77-91 Financial Performance 93-111 Appendices 113-175 Non-GAAP Measures 177 Forward-Looking Statements 179 3

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2006Monoline Financial Guaranty Insurance Industry 5

From beginnings in the early 1970s in the U.S., the monoline financial guaranty industry has evolved into a global business that operates in developed capital markets throughout the world. 6

Four Major Monoline Financial Guarantors Dominate the Insured MarketSan Francisco FSAMBIADallas FSA Mexico City FSANew York AMBAC FGIC FSA MBIA Bermuda FSA Madrid FSA MBIA London AMBAC FGIC FSA MBIA Paris FSA MBIA Milan AMBAC MBIA Tokyo AMBAC FSA MBIASingapore FSA Sydney AMBAC FSA MBIA 7

Strong ownership/business model requirements Market recognition & acceptance - trading value and liquidity Staffing infrastructure requirements Significant capital requirements Weak returns in early years of start-up Experienced management requirements Barriers to entry have traditionally limited the number of Triple-A financial guaranty companies to eight or less. Today there are seven Triple-A companies. Barriers are: 8

Barriers to Entry Limit the Number of Aaa/AAA-Rated Monoline Financial Guarantors(1) Assured Guaranty is rated AAA by S&P and Fitch and Aa1 by Moody’s. 1970 1975 1980 1985 1990 1995 2000 2005 MBIA 1973FGIC 1983CIFG 2002Ambac 1971FSA 1985XLCA 2000Assured Guaranty(1) 2003Market leaders New entrants 9

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The Aaa/AAA-Rated Monoline Financial Guaranty Insurance Industry Has a Unique Business ModelMonolines are specialized insurance companies that guarantee debt obligations in public finance and asset-backed markets, domestically and internationally Financial guaranty insurance policies typically guarantee timely payment of principal and interest as scheduled The strongest guarantors are rated Aaa/AAA/AAA by Moody’s/S&P/Fitch Ratings(1) Guarantors are regulated by government agencies and rating agencies No forced acceleration – in event of default, the insurer is required to make payments only as scheduled Low industry loss experience (1) Assured Guaranty is rated AAA by S&P and Fitch and Aa1 by Moody’s. 11

Financial guarantors apply their substantial experience and expertise to the credit analysis of a transaction before applying insurance. The financial guaranty policy protects against default and downgrade of the underlying investment. Bond guarantor has capital at risk, and therefore its interest aligns with bondholders. 12

Aaa/AAA-Rated Financial Guaranty Insurance Provides Multiple Benefits to Issuers and InvestorsInvestors Issuers Reduced cost of borrowing Increased economic leverage through efficient structuring Broader funding sources Streamlined execution Default protection – irrevocable and unconditional guaranty of principal and interest (except in certain bilateral contracts negotiated directly with the beneficiary) Enhanced liquidity Reduced secondary-market price volatility, particularly if underlying issue is downgraded Consolidated analysis, diligence and surveillance; exercise of remedies when necessary 13

The Triple-A financial guaranty industry underwrites transactions of at least investment-grade quality. Triple-A financial guarantors provide credit enhancement in markets where both the probability and potential severity of losses are low. 14Risk Management Principles

Key Characteristics Municipals Asset-Backeds Municipal bankruptcies extremely rare (prohibited or limited by law) Rare defaults usually lead to only temporary payment interruption Bankruptcy-remote structure and overcollateralization make defaults rare Collateral cashflow keeps loss severity low as a percentage of par guaranteed No forced acceleration – shortfall payments due over time Low Default Frequency Low Loss Severity Low Liquidity Risk Aaa/AAA-Rated Financial Guarantors Operate in Markets with Low Credit Risk Key Risk Characteristics of Municipal/ABS Businesses 15

There is no other industry more intensely surveilled by the rating agencies. The industry is unique in that its sole product is its Triple-A rating strength, making maintenance of Triple-A ratings a business imperative. 16Triple-A Financial Guarantors

Rating Agencies Perform Extensive Industry Oversight Insurance Company level Continuous review of operations, risk management practices, profitability, liquidity and quality of management Review capital sources and investment practices Evaluate worst-case loss potential from claims Assess capital adequacy under stress scenarios S&P’s FER (Financial Enhancement Ratings) Measures willingness to pay claims and commitment to maintain Triple-A Transaction level Shadow rating assigned to each insured transaction by sector specialist Capital charges assigned for each specific exposure 17

U.S. municipal bonds are the largest sector for the monoline industry, with over $1 trillion of net par outstanding. Since 1985, the monoline industry has participated in the asset-backed and international sectors. The international sector is diversified across public infrastructure and asset-backed sectors. 18

The Industry Participates in Large and Diverse Capital Markets Net Par Outstanding by Product Line – 6/30/06 Total Net Par Outstanding: $1.75 Trillion Includes: Ambac, FSA, MBIA and FGIC. Gross outstanding par for those companies was $2.02 trillion at 6/30/06.Source: Company reports.U.S. Municipal $1,099 BillionU.S. ABS $425 BillionInternational $223 Billion 24% 13% 63% 19

Insured par has expanded more than 10-fold over the past 20 years. More recently, over the past 10 years, ABS and international volume has driven growth and continues to add diversity. 20

Industry Has Experienced Strong Growth in Gross Par Originated and Product Diversification Annual Gross Par Insured Sources: FSA, MBIA, Ambac and FGIC company reports. Includes secondary-market transactions. (1) Includes ABS, MBS and funded and unfunded CDOs and CDS.$Billion Par0.25 43.0 10.0 41.0 0.9 44.4 77.2 3.1 110.0 122.4 23.7 113.0 98.0 159.6 43 52 125 256 268 59.2 366147.2 57.0 189.3 151.1 73.4 414 196.9 103.1 Non-U.S. U.S. ABS(1) U.S. Muni364 64.3 167.1 184.0 52.7 404 60.9 223.7 163.3 448 85.0 77.1 31.6 194 19851990199519992000200120022003200420051H06 21

New originations in all three markets continue to be dominated by four large companies (MBIA, FSA, Ambac and FGIC). 22

First Half 2006 Monoline Financial Guaranty Insurance Industry Market Shares – New Originations

Market Shares of Gross Par Insured

FSA

U.S. Municipal Market(1)



FGIC
15%
XLCA
10%
Other (3)
7%
FSA
22%
AMBAC
24%
MBIA
22%

Total Volume:
$89.6 Billion

U.S. ABS Market(2)



FGIC
20%
FSA
19%
AMBAC
46%
MBIA
15%

Total Volume:
$85.0 Billion

International Market(2)



FGIC
12%
AMBAC
27%
FSA
30%
MBIA
31%

Total Volume:
$31.6 Billion

As of 6/30/06

(1) Source: Thomson Financial. Represents only primary issuances (no secondary). Percentage estimates based on Thomson Financial crediting each firm with the actual amount that it insured within the issue. Total volume shown is actual par insured.
(2) Source: Company reports (Includes ABS, MBS, CDOs and CDS).
(3) Other monoline financial guarantors.

IR082206.ppt

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In the U.S. municipal market, insured penetration has been rising over the past 15 years, stabilizing in the range of 50% (+/-). 24

Source: Bond BuyerU.S. Municipal Bond Insurance Penetration Rate for Financial Guarantors235 293 165 160 185 221 228 201 288 287 384 50% 359 360 408 $BillionInsured 180 1H06 8110862698410614610579131178191194228909293949596979899000102030405 25

The ABS market continues to grow. Insured ABS sector penetration declined beginning in 2005 due to historically tight credit spreads, high investor liquidity and strong investor appetite for senior/subordinated structures. In the first half of 2006, certain ABS sectors with significant insured penetration rates or dollar volumes were:(1) Home equity loans Home equity lines of credit Subprime auto loans Insurance premium loans Franchise fees Auto leases % Insured Market Vol In addition to the insured amount reported here, the financial guarantors also insured $3.3 Bn in MBS Alt-A/jumbo residential mortgages. Though not reflected in reported ABS market volumes, financial guaranty insurers are significant participants in the synthetic market. $216.5 Bn 16.5 Bn 10.2 Bn 4.4 Bn 1.6 Bn 1.5 Bn 3% 78% 82% 42% 94% 79% Insured Vol $5.9 Bn 12.9 Bn 8.3 Bn 1.9 Bn 1.5 Bn 1.2 Bn 26

(1) Source: Asset-Backed Alert: ABS Database. Represents only funded primary issuance (no secondary). Figures exclude collateralized bond obligations and MBS (agency and jumbos) as well as U.S. dollar-denominated issues backed by non-U.S. collateral. Insurers receive credit for only the insured amount. U.S. ABS Insured Penetration Rate for Financial Guarantors (Public and 144A ABS Market - Par Insured)(1)Senior/Sub $546 Bn (86%)Insured $91 Bn (14%)Senior/Sub $740 Bn (91%) Insured $74 Bn (9%)Total: $814 Billion 20042005 Total: $637 BillionSenior/Sub $391 Bn (92%)Insured $34 Bn (8%)Total: $425 Billion 1st Half 2006 27

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International Public Infrastructure and Asset-Backed Markets Offer High Growth Prospects for Financial GuarantorsBond markets are generally expanding outside the U.S., creating greater potential for growth in demand for financial guarantees. Estimated size of infrastructure finance markets in 2005 (U.S. dollar equivalent)(1) United Kingdom $12.3 Billion Europe(2) $17.3 Billion Australia $2.0 Billion European asset-backed market in 2005 totaled €319.6 Billion.(3) Industry’s international par originations have grown from just $3 Billion in 1995 to more than $60 Billion in 2005. (1) FSA estimates based on Project Finance International league tables, January 25, 2006. (2) Includes only countries meeting FSA guidelines. (3) ESF Securitisation Forum Data Report, Winter 2006. 29

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2006Financial Security Assurance (FSA) 31

FSA’s holding company was a NYSE-listed company from 1994 until 2000, when it was purchased by Dexia, the world’s leading public finance bank. 32

Financial Guaranty Financial Security Assurance Inc. (FSA) Monoline financial guaranty insurance company Founded in 1985 to insure asset-backed securities Entered municipal market in 1990 Rated Triple-A by S&P, Moody’s, Fitch Ratings, and Rating and Investment Information (Japan) As of 6/30/06 Holding Company Financial Security Assurance Holdings Ltd. (FSA Holdings) Independent public company (NYSE) from 1994-2000 Acquired by Dexia in July 2000 Financial Products Guaranteed investment contracts (GICs) Medium term note (MTN) programs in developmentFSA is a Wholly-Owned Subsidiary of Dexia 33

While wholly owned by Dexia, FSA is governed by its Board of Directors and maintains separate management, financial and operating strategies. 34

FSA’s management is characterized by long tenure and strong experience in the insured municipal, structured finance and international markets. FSA’s Board of Directors is comprised of two FSA officers, six Dexia officers and four independent directors. Four board committees provide additional oversight – Audit Committee, Underwriting Committee, Investment Committee and Human Resources. Three of these committees are chaired by independent directors. FSA’s debt is listed on the New York Stock Exchange, requiring FSA to comply with NYSE reporting requirements for debt issuers. FSA complies with all SEC reporting requirements. FSA Has Retained Important Elements of Independent Governance 35

Dexia ranks among the 15 largest financial institutions in the euro zone and is one of the world’s most highly rated financial institutions (Aa2/AA/AA+). Dexia financial highlights (December 31, 2005): FSA employs about 350 employees and produces about 13% of Dexia’s net earnings. Market Capitalization e21.6 Bn Total Balance Sheet Assets €508.8 Bn Tier 1 Capital €11.9 Bn Net Income €2.0 Bn Return on Equity 20.0% Total Capital Ratio 10.9% Employees 25,000 36Dexia 36

Strong strategic fit Dexia, when combined with FSA, is the world leader in public finance FSA is Dexia’s only entrant in Financial Guaranty space Enhanced stability FSA’s access to capital not dependent on stock market Dexia shares FSA’s conservative credit culture Opportunities for growth Incremental capital if needed Synergies, new products Increased visibility in the European market FSA Derives Strong Benefits from Affiliation with Dexia 37

Since inception, FSA has insured in excess of: All FSA transactions have underlying investment-grade ratings at time of origination. Credit underwriting and structuring standards are designed to produce extremely low frequency of default and low loss-severity given default. $479 billion of gross principal in ABS transactions $469 billion of gross principal in municipal transactions 38

Asset Securitization Auto Loans & Leases Credit Card Receivables Other Consumer Receivables Home Equity Loans (RMBS) Equipment Leases Trade Receivables Insurance Receivables Pooled Corporate Obligations Pooled Credit Default Swaps Liquidating portfolios in bankruptcy-remote structures Essential public facilities with host government support FSA Insures Low-Risk Asset-Backed, Municipal and Other Public Infrastructure FinancingsMunicipal/Infrastructure Finance State/Local Gov’t Obligations Airports Bridges & Tunnels Power Projects Toll Roads & Mass Transit Water & Waste Treatment Hospitals Housing Authorities Universities 39

Average annual losses of only 0.7 bps of weighted average par outstanding over the past five years (2001-2005), and 1.1 bps of weighted average par outstanding over FSA’s 21-year history (1985-2005) Losses and LAE (Loss Adjustment Expense) incurred includes claims paid and case reserves for expected future losses. 40

Case reserves total $47 million (GAAP total is also $47 million)FSA’s GAAP non-specific loss reserve balance is $132 million at 6/30/06 $730,834 $211 2.9 bps $164 FSA’s LossesHave Been Rare and of Limited Severity As of 6/30/06. Statutory basis. Net par insured since inception Total losses & LAE incurred Total losses & LAE incurred, as a percentage of net principal insured Actual losses paid to date $390,520 $189 4.8 bps $154 Asset- Backed Total $340,313 $22 0.6 bps $10 Municipal Dollars in Millions 41

Despite stressful economic periods and related poor credit conditions since the 1990s, FSA’s losses have been quite low. Over the past decade, FSA’s loss experience has been a small fraction of the charge-offs by U.S. banks. 42

FSA’s Loss History vs. U.S. Banks 1992-2005Losses as bps on Average Principal Outstanding1992 - 2005 Bank Weighted Avg Annual Charge-Offs = 63 bps1992 - 2005 FSA Weighted Avg Annual Losses = 1.1 bps (1) Source: FDIC reports. Information from FDIC website available beginning in 1992. (2) Excludes FSA’s single-name credit default swap termination charge of $42 million.FSA All FDIC-insured Institutions(1)-515355575959293949596979899000102(2)030405 43

Qualified statutory capital = an insurance company’s policyholders’ surplus plus contingency reserve under New York State statutory accounting rules Statutory unearned premium reserve = premiums written but not yet earned (primarily public finance) Net present value of future installment premiums = future installment premiums from business already originated (primarily asset-backed), discounted to net present value at a rate equal to the average pre-tax yield of the investment portfolio for the three years prior to each transaction’s origination Soft capital facility = a limited recourse, standby line of credit provided by a group of international banks CPS = Money market committed preferred trust securities. The CPS is fully funded and FSA has the right to access the capital through the exercise of put options Statutory loss and loss adjustment expense (LAE) reserves Total Claims-Paying Resources Composition of Claims-Paying Resources at June 30, 2006: $2,514MM $350MM $47MM $200MM $5,851MM $802MM $1,938MM 44

FSA’s Claims-Paying Resources Have Grown at a 19% Annual Compound Rate (December 1994-June 2006) $MM As of 6/30/06 Rating agencies use claims-paying resources in evaluating guarantors' financial strength. 8221,1571,3721,6962,1202,5922,8053,2173,8194,6585,2315,6765,8519495969798990001020304051H06 45

FSA’s highly diversified insured portfolio is composed of public obligations supported by taxes and/or revenues from essential public services and structured ABS and MBS issues backed by reliable streams of cash flow from pools of assets. 46

FSA’s Portfolio of Insured Transactions is Highly DiversifiedNet Par Outstanding: $362 Billion 2% Collateralized Bond Obligations (CBOs)(1)4% Collateralized Loan Obligations (CLOs)(1) 12% Pooled Corporate Credit Default Swaps (CDS)(1) 3% Consumer Receivables 6% Residential 7% Other Asset-Backed 8% Other Municipal 4% Transportation 4% Healthcare 11% Utility 2% Housing 11% Tax-Supported Non-General Obligations 26% General Obligations of Cities, States and School Districts 66% Municipal ($238 Billion)(2) As of 6/30/06. Statutory basis. CDS of CBOs and CDS of CLOs are included in CBOs and CLOs, respectively. Includes PFI/PPP transactions. 34% Asset-Backed ($124 Billion) 47

Municipal Exposures as Percentages of Municipal Portfolio CA 13% NY 8% TX 7% PA 6% FL 5% IL 5% NJ 4% MI 4% WA 3% MA 2% CO 2% GA 2% IN 2% MN 2% OH 2% OR 2% WI 2% States & Territories with <1.5% 23% Subtotal U.S. 94% Non-U.S. 6% TOTAL 100% 48

As of 6/30/06. Statutory basis. Net Par Outstanding: $237.6 Billion Geographical Diversification of FSA’s Insured Municipal Portfolio is Roughly Consistent with Population & Economic Activity Percentages of Total Municipal Portfolio 49

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Net Par Outstanding: $361.8 Billion Total Municipal and Asset-Backed23% Other States(1)20% Diversified U.S. Asset- Backed Collateral(2) 13% Non-US 2% Massachusetts 10% California 2% Georgia 3% Michigan 4% Pennsylvania 3% New Jersey 6% New York 4% Florida 5% Texas 3% Illinois 2% Washington 2% Ohio As of 6/30/06. Statutory basis. (1) Represents states with less than 1.5%. (2) “Diversified U.S. Asset-backed Collateral” represents the combined sum of the assets in each transaction that have either no particular state (e.g., individual U.S. credits in CDOs or CDS) or are located in states comprising less than 10% of each transaction par value. FSA’s Total Insured Portfolio is Geographically Well Diversified 51

 100.0% $45.4 Total Non-US Net Par Outstanding 4.8 2.2 Australia 17.9 8.1 Uncategorized(2) 7.3 3.3 Others 2.5 1.1 Italy 8.6 3.9 Canada 3.2 1.5 France 4.0 1.8 Netherlands 6.3 2.9 Germany 17.3 7.9 European Union(1) 28.0% $12.7 United Kingdom % US$Bn Location 53% of non-U.S. currency is Euros, 36% is Pounds Sterling and 8% is Australian Dollars. Other currencies include the Chilean UF and Hungarian Florint. FSA does not take direct currency risk. Highly rated financial institutions provide swaps, where necessary, to convert local currency to the currency of the insured securities. (1) Represents transactions that have exposure to more than one European Union member country. (2) Represents transactions that have exposure to more than one non-U.S. country, including at least one that is not a EU member. 52

As of 6/30/06. Statutory basis. US$ using exchange rates at 6/30/05. Currency hedges, internal or external to transactions, are not reflected in illustrations. FSA’s Non-US Exposure (As Portion of $361.8 Billion Net Par Outstanding) By Location of Obligor or Assets By Currency of Insured Obligation $329.5Bn $32.3Bn $316.4Bn $45.4Bn Other8.9%United States91.1%International12.5%United States87.5% 53

Single-A or better credits constitute 88% of municipal business and 87% of ABS business. FSA utilized first-loss reinsurance from strong third-party reinsurers for many of its outstanding ABS transactions originated in prior years. First loss reinsurance reduces risk to FSA, which is often reflected in a higher shadow rating assigned to FSA for a given transaction. 54

87% of FSA’s Insured Portfolio is Shadow-Rated Single-A or Higher (Net Par Outstanding) As of 6/30/06. Statutory basis. Internal FSA ratings expressed in industry terms. (1) Reflects benefit of layered loss reinsurance. Municipal $237.6 Bn ABS $124.2 Bn Overall Combined (Incl. ABS & Muni) $361.8 Bn (1) (1) BBB12%AAA66%AA17%NIG1%A4%BBB12%AAA24%AA31%NIG1%A32% BBB12%AAA2%AA38%NIG <1%A47% 55

In a challenging business environment during the first half of 2006, the quality of business originated remained high. Single-A or better credits constituted 83% of municipal business and 68% of ABS business. First Half 2006 Originations 56

76% of First Half 2006 Originations Were Shadow-Rated Single-A or Higher (Net Original Par Insured) Municipal $17.8 Bn ABS $15.6 Bn As of 6/30/06. Statutory basis. Internal FSA ratings expressed in industry terms. Overall Combined (Incl. ABS & Muni) $33.5 Bn AAA34%AA23%A19%BBB24%AAA66%AA2%BBB32% AAA5%AA 42%A36%BBB17% 57

No currency mismatch Sovereign foreign and local currency ratings to be at least investment-grade. (Exceptions may be made for certain future flow transactions where payors are located in qualified countries.) Appropriate structures to mitigate risk Extensive use of reinsurance arrangements Infrastructure projects have essential public purposes. International Underwriting 58

As of 6/30/06. Statutory basis. Internal FSA ratings expressed in industry terms. FSA’s Insured Non-U.S. Portfolio is 70% AA or Better Categorized by Shadow Rating ($45.4 Billion of Non-U.S. Net Par Outstanding) AAA60%AA6%A12%BBB22% 59

FSA cultivates “partnerships” with its many high-quality reinsurers. In many cases, reinsurers post collateral for the sole benefit of FSA, which provides additional protection for FSA and may, in certain instances, result in FSA being assessed lower rating agency capital charges than if they were based solely on the reinsurer’s ratings. 60

Tokio Marine & Nichido Fire Insurance Co., Ltd. Assured Guaranty Re Ltd. Radian Asset Assurance Inc. RAM Reinsurance Company Ltd. XL Financial Assurance Ltd. Blue Point Re Ltd. CIFG Assurance North America Inc. Swiss Reinsurance Company Other/Bank CDS Aa2/AA- Aa2/AA Aa3/AA Aa3/AAA Aaa/AAA Aa3/AA Aaa/AAA Aa2/AA- 6.1% 5.5% 4.6% 2.2% 1.3% 1.2% 0.5% 0.6% 3.2% (1) Ratings as of 8/3/06 (2) As of 6/30/06 (2) Ratings (1) 25.2% % of Total FSA Portfolio FSA Uses High-Quality Reinsurance to Reduce Risk and Increase Returns on Risk-Adjusted Capital 61

Investment income from FSA’s investment portfolio, a combination of capital, retained earnings and unearned premium reserves, is a major contributor to earnings and claims-paying ability. FSA’s internal investment guidelines are generally far more restrictive than those imposed by insurance regulations. 62

By Sector By Rating 96% of FSA’s Fixed Income Investment Portfolio is Rated AA or HigherAs of 6/30/06. Excludes investments of consolidated variable interest entities and an equity investment in an affiliated company. Target index is 80% Lehman Municipal Bond 6+ Year Index; 20% Lehman Aggregate High Quality Index for domestic portfolio and 100% Lehman Aggregate High Quality Index for FSA Bermuda.At 6/30/06 target duration was 5.1 years and actual duration was 4.1 years. (1) 6.4% of the portfolio is AAA by virtue of FSA insurance. (1) Total Market Value: $4.5 Billion AAA80%AA10%A4%A-1+/P-1 (includes all short-term)6%Taxable17%Tax-Exempt77%Short-Term6% 63

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2006FSA’s Primary Business Lines 65

FSA’s underwriting principles are based upon the combination of low default frequency and low loss-severity when default does occur. Public infrastructure bonds and asset-backed securities are the core markets meeting FSA underwriting requirements. These same principles apply to FSA’s non-U.S. business in developed capital markets. For example, PFI/PPP transactions involve essential public infrastructure projects (low frequency of default) combined with structured finance techniques to limit severity of loss. 66

Primary Business Lines Guaranteed Investment Contracts (GICs) Public Finance: bonds issued by governmental entities (general obligation, revenue bonds) Other Municipal Finance: bonds issued by not-for-profit entities operating essential public services (e.g., healthcare) Infrastructure Finance: essential infrastructure financings (primarily PFI/ PPP/Project Finance)(1) CDS on Infrastructure bonds(2) Consumer receivables (auto loans, credit cards, etc.) Residential mortgage-backed securities Pooled corporate (primarily funded and synthetic CDOs) Other asset-backed CDS on pooled corporate and other ABS(2) Municipal Structured finance Medium Term Note Programs (in development) Asset-Backed Finance Public Finance Financial Guaranty Financial Products FSA-guaranteed MTNs tailored to investor specifications of currency, coupon, tenor, etc. (1) See Appendix C (2) See Appendix F 67

Public bond issuers are characterized by (1) perpetual existence (no bankruptcy), (2) continuous need for access to capital markets and (3) taxing power or power to raise user fees on essential services. 68

Though Mature, the Municipal Market will Remain Significant due to Continuing Public Infrastructure Needs Municipal Bonds General Obligations Secured by municipality’s pledge to levy taxes to service debt Other Tax-Supported Issues Secured by specific tax revenues, such as sales taxes or special assessmentsRevenue Bonds Secured by dedicated revenue streams from essential public services such as highway tolls, mass transit fares, airport revenues, electricity receivables, hospital revenues, etc. Affordable Housing Bonds Secured by revenues from single-family and multi-family housing programs of state and local housing finance agencies (generally subsidized to produce below-market rents or loans) Loss Experience: FSA losses from inception through 6/30/06 (including case reserves for expected losses) 0.6 bps ($22MM) on net par insured since inception 69

Public infrastructure finance in U.K./Europe has evolved differently. Beginning in the mid-1990s under the Private Finance Initiative (PFI) in the U.K., private operators have been sold concessionary rights to build and operate public facilities. The PFI model for Public/Private Projects (PPP) has been introduced to many other regions, including the Americas. In PFI/PPP financings, payments from the host government are based upon (1) availability or (2) user fees (e.g. water receivables, road tolls, etc.). Privately owned utilities (electric, gas, waste to energy, etc.) provide essential public services and are subject to regulatory oversight. 70

International Infrastructure Finance is a Growth Market PFI / Project Finance PFI/PPP Financing of essential public services by revenues from government authorities Privatizations Financing of essential public services by user fees Utilities Secured by regulated revenue streams As of 6/30/06, international infrastructure finance represented net exposure of 1% of total portfolio Loss Experience: No losses on $16.6 Bn of net par insured since inception 71

Structured finance has been a main focus of FSA since our beginning in 1985. Since the beginning of 2005, we have continued to insure subprime auto loans and other consumer assets, Triple-A CLOs and synthetic CDO transactions and have begun to insure HELOC transactions, as compressed spreads made uninsured executions more competitive in other mortgage sectors. 72

The Asset-Backed Securities Market Has Continuously Expanded and Transformed ItselfCollateralized by security interests in diverse pools of loans to individuals Insured obligations secured by overcollateralization, cash reserves and excess interest spread Consumer Receivables (autos, credit cards, etc.) Residential Mortgages (jumbo and Alt-A home loans, home equity loans, home equity lines of credit, NIMs, etc.) Pooled Corporates (CLOs, CDS, other CDOs, corporate receivables, etc.) Insured obligations secured by overcollateralization and excess interest spread CLOs secured by overcollateralization and excess interest spread CDS protected by subordinate first-loss deductibles Loss Experience: FSA losses from inception through 6/30/06 (including case reserves for expected losses) total 4.8 bps ($189MM) on net par insured since inception. 73

The GIC business combines low cost of funding with investments in high-quality, liquid ABS/MBS to earn an attractive Net Interest Margin (NIM) for the holding company. Two primary funding channels Investments are very high credit quality (93% AAA/Aaa).(1) Assets and liabilities swapped to floating Rating agencies review and apply capital charges to all embedded risks. Municipal GICs – low-cost funding available because of municipal issuers’ need for reliable investment returns along with high-quality credit protection and flexibility Structured GICs – attractive funding available because of need for AAA collateral and the added value of FSA’s structuring expertise 74

8% of the portfolio is AAA by virtue of FSA insurance, which includes 2.6% of inter-company notes issued as a result of FSA refinanced transactions. Investment of Proceeds Returns produce net interest margin Assets and liabilities converted to floating rate – eliminating material interest rate risk Asset weighted average life equal to or shorter than funding Focus on ABS investments to maximize use of FSA analytical skills and market knowledge Very high credit standards (underlying ratings currently 93% AAA or equivalent)(1)$14.0Bn GIC principal outstanding at 6/30/06 FSA Capital Management Services (GIC Issuer) FSA-insured GICs for construction funds, debt service reserve funds, etc. $ $ FSA-insured GICs for credit linked note proceeds, etc. Municipal Funding Channel Structured Funding Channel $ Guaranteed Investment Contracts (GICs) are a Natural Adjunct to the Financial Guaranty Business  75

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2006Capital Strength 77

78FSA’s capital has grown primarily through retention of earnings In addition to capital growth, claims-paying resources have grown from unearned premium reserves and future contractual premium flows Dexia’s potential support as a shareholder is not counted in any of these measures

FSA Has Experienced Strong Growth in Statutory Capital and Claims-Paying Resources$MM Rating agencies use claims-paying resources in evaluating guarantors’ financial strength. Claims-paying resources Statutory capital CAGR: 19% CAGR: 16% June 30 December 31 8221,1571,3721,6962,1202,5922,8053,2176767821,0381,3201,4371,5941,8762,1042,2812,4182,5145,8513,8194,6585,2315,67664546694959697989900010203040506 79

Total future value of net principal and interest (P&I) divided by current statutory capital is often referred to as operating leverage for financial guarantors. The more logical measure is total future value of net P&I divided by total claims-paying resources. While FSA has higher notional leverage than its peers, the higher quality of its insured portfolio allows it to compare favorably in terms of rating agencies’ capital adequacy measures. Leverage Ratios 80

As of 6/30/06 Source: Company reports Leverage Ratio Net P&I outstanding divided by qualified statutory capital Net par outstanding divided by qualified statutory capital Net P&I outstanding divided by total claims-paying resources Net par outstanding divided by total claims-paying resources A Financial Guarantor’s Leverage Ratio Must Be Viewed in Relation to the Quality of Its Insured Portfolio 2056214488FSA13019513341654487126846310066AMBACFGICMBIA 81

FSA has generated high growth in earnings, Adjusted Book Value (ABV) and industry leading profitability without compromising credit quality and capital adequacy. More than 50% of FSA’s insured portfolio is shadow rated AA or better, and 0.5% is rated NIG. AAA and BBB Exposures in Insured Portfolio 15%9%19%17%18%21%AMBACFGICMBIA24%12%FSA AAA BBB 82

FSA Has the Highest Average Rating Quality Among Its Peers  Insured Portfolio Categorized by Shadow Rating  Net Par Outstanding: FSA: $362 Bn AMBAC: $508 Bn FGIC: $289 Bn MBIA: $587 Bn % of Net Par As of 6/30/06 Source: Company information AA or higher A or lower 55%45%FSA34%33%48%52%67%66%AMBACFGICMBIA 83

S&P Risk/Capital Measures FSA’s capital charges, applied to each deal by S&P, areamong the lowest in both the municipal and asset-backed sectors, signifying conservative underwriting standards. S&P assigns a specific capital charge to each deal ABS capital charge based on par Municipal capital charge based on average annual debt service 84

Weighted average capital charge on all outstanding issues. Source: S&P, June 2006 (as of 12/31/05). Muni ABS % of Par % of Average Annual Debt Service Based on S&P Capital Charges, FSA Has One of the Highest Quality Insured Portfolios 8.113.76.912.3FSAAMBACFGICMBIA0.82.01.32.0FSAAMBACFGICMBIA 85

S&P Depression Model Format When S&P takes into account claims-paying resources, risk profile and other elements described below in its Depression Model, FSA clearly holds the strongest capital position among its peers.  Simulates losses in a 4-year “AAA” depression Depression begins 3 years in the future Each insurer is assumed to grow its originations annually, during the 3 years leading up to the start of the depression, by the greater of (a) the company’s business plan or (b) 15% annually for municipal/infrastructure and 25% annually for structured finance business lines. During 4-year depression, losses equal 100% of capital charges (existing and projected exposure) Investments and reinsurance also experience loss Capital includes all claims-paying resources, including soft capital facilities Must survive this “depression scenario” with 25% more claims-paying resources than necessary to cover 100% of losses 86S&P Depression Model 86

Source: S&P, June 2006 (as of 12/31/05). % of “Depression Losses” covered by Insurer’s Capital 160-170% 130-140% 120-130% 110-120% 100% 140-150% 150-160% S&P “AAA” Requirement (125%) FSA Has the Highest S&P Margin of Safety Model Shows FSA Can Withstand Claims Exceeding 160% of Losses in “Triple-A Depression”  FSAAMBACFGICMBIA 87

Moody’s expected loss evaluation is based upon historical estimates for each rating category. Tail risk losses are the worst case distributions, considering correlation and diversity factors, which occur in the most extreme .01% of the Monte Carlo distribution. FSA’s expected and tail risk losses are approximately half those of Ambac and MBIA, and superior to FGIC. Each (obligor-based) exposure is defined by its Net par (adjusted for benefit from reinsurance) Expected default rate (rating, maturity, sector-specific) Expected loss severity (PV concept, sector-specific) Sources of correlation risk explicitly modeled Seller/servicer risk concentrations Country-level emerging-market concentrations Industry risk concentrations Macroeconomic volatility Moody’s Model Format 88

Industry Average (39) (2) CREDIT RISK RATIO (Lower is Better) Expected present value of losses embedded in the insured portfolio relative to net par outstanding, adjusted for the benefit received from reinsurance (i.e., the average expected loss rate on the portfolio).  This ratio indicates a portfolio’s average credit quality, which depends upon its distribution across sectors, rating categories and tenors. Expected Losses Adjusted Net Par Outstanding bps TAIL RISK RATIO (Lower is Better) Adjusted Net Par Outstanding The maximum amount of (present value) credit losses with 99.9% confidence relative to net par outstanding, adjusted for the benefit received from reinsurance.  Measures a portfolio’s stress-level losses relative to par, which depends upon its average credit quality, risk concentrations and correlations among credits. 99.9 Percentile Losses Industry Average (124) bps (2) FSA’s Strong Credit Risk and Tail Risk Ratios Reflect Company’s Focus on Lower Risk Exposures  (1) Moody’s (August 2006), as of 6/30/05, but reflecting rating actions through 12/31/05.  (2) Per Moody’s: Includes primary Aaa guarantors and Assured Guaranty which is rated Aa1. 204423490510152025303540455055FSAAMBACFGICMBIA7013588140020406080100120140FSAAMBACFGICMBIA 89

Monte Carlo estimate of the probability distribution of potential credit losses on the existing portfolio at a 99.9% probability against hard capital only and 99.99% considering total capital 90

Industry Average (1.52) (2) Using a Monte Carlo Distribution Methodology, Moody’s Concludes that FSA’s Capital Strength is Superior Among Its Peers HARD CAPITAL RATIO(1) (Higher is Better) TOTAL CAPITAL RATIO(1) (Higher is Better) Total capital relative to the maximum amount of credit losses (present value) with 99.99% confidence.  Measures the ability of a guarantor to meet stress-level losses at a higher confidence interval with total capital (i.e., hard capital plus discounted value of soft capital facilities). Hard capital relative to the maximum amount of credit losses (present value) with 99.9% confidence.  Measures the ability of a guarantor to meet stress-level losses with hard capital(3). (1) Moody’s (August 2006), as of 6/30/05, but reflecting rating actions through 12/31/05.  (2) Per Moody’s: Includes primary Aaa guarantors and Assured Guaranty which is rated Aa1. (3) Hard capital equals qualified statutory capital, unearned premium reserves, loss and loss adjustment expense reserves and 85% PV of installment premiums, less a capital charge for non-financial guaranty activities (such as GICs) and investment portfolio quality. Hard Capital 99.9 Percentile Losses (x) 99.99 Percentile Losses (x) Hard Capital + Soft Capital Industry Average (1.46) (2) 1.841.541.531.411.251.51.752FSAAMBACFGICMBIA1.751.501.441.351.251.51.752FSAAMBACFGICMBIA 91

92

2006Financial Performance Period Ended June 30, 2006

Operating EPS is defined as net income before mark-to-market adjustments for investment-grade credit default swaps and one-sided fair-value adjustments for economic hedges. Adjusted book value (ABV) consists of book value plus net deferred premium revenues and the estimated value of future contractual cash flows, less net deferred acquisition costs, unrealized investment gains and fair-value adjustments for insured CDS and economic interest rate hedges. FSA’s management believes that growth in ABV is an important indicator of future earning potential and the best measure of current economic value, excluding franchise value, of the company. 94

Adjusted Book Value Per Share Operating Earnings Per Share  (Twelve Month Trailing) CAGR Since Merger: 19% CAGR Since Merger: 16%(1) 12/00 12/01 12/05 12/02 12/04 12/03 Since the Merger with Dexia in July 2000, FSA Has Grown Operating Earnings per Share and Adjusted Book Value in the Mid-Teens Annually (1) ABV growth rate takes dividends into account. Financial Security Assurance Holdings Ltd. 12/00 12/01 12/05 12/02 12/04 12/03 $3$4$5$6$7$8$9$10$11$50$60$70$80$90$100$110$120$130 95

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CAGR: 13.1% Another Growth Measure: Shareholders’ Equity (Even After Dividend Payments) Has Nearly Doubled in Five Years   June 30 Financial Security Assurance Holdings Ltd. Year-End GAAP Equity $MM $2,890$2,823$2,550$2,168$1,868$1,636$1,4662000200120022003200420052006 97

Each year’s new originations are the source of future premium earnings. 98

 895    697 448   882 Financial Products International U.S. ABS U.S. Muni 927 1,014 FSA Has Generated Consistently Strong PV Originations with a CAGR of 18% Since 2000…  Financial Security Assurance Holdings Ltd. PV Originations $MM 140222421483485199350196178195109120199190242664474934342341864200020012002200320042005 99

The cumulative effect of many years of originations is a storehouse of future earned premiums. Municipal premiums are generally collected at origination and held in the unearned premium reserve on the balance sheet. ABS, MBS, GIC, NIM and certain other premiums are contractually committed and collected over time as the risk expires. 100

Net PV Premium & Financial Products NIM Outstanding Net Unearned Premium Reserve $977 $1,256 $1,481 $1,774 $2,063 $2,313 CAGR: 17.9% …Resulting in Stored Value of Future Revenues More Than Doubling Over the Past Five Years$2,415 June 30 Financial Security Assurance Holdings Ltd. $MM 5836708911,1671,3361,5101,5573945565906077278038582000200120022003200420052006 101

The foundation for profitability and financial performance is careful credit underwriting and pricing discipline on each transaction insured. FSA’s business produces strong profitability ratios based on its high-quality writings and pricing discipline. For U.S. asset-backed and international structured finance, S&P profitability is defined as weighted average premium rate divided by weighted average capital charge (both weighted by par written). For U.S. public finance and international public finance, S&P profitability is defined as implied public finance weighted average premium rate (public finance PV premium divided by debt service) divided by weighted average capital charge (weighted by debt service). 102

Based on S&P Profitability Measures, FSA Outperforms Industry Averages… S&P Profitability Analysis for Year Ended 2005 U.S. Asset Backed FSA ‘AAA’ Primary Insurers Average (excludes FSA) U.S. Public Finance International Structured Finance International Public Finance 5.92%5.49%33.33%11.28%9.71%10.84%11.23%7.95% 103

Operating ROE has consistently met or exceeded a target level of 13%. 104

…and this Sector Profitability Translates into Strong Aggregate Corporate Returns Financial Security Assurance Holdings Ltd. Operating ROE 13.5%14.9%14.2%13.0%14.6%13.7% 2000 2001 2002 2003 2004 2005 105

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FSA Produces a Competitive ROE Versus Peers Even Before Taking into Account FSA's Leading Capital Adequacy Measures



Operating ROE
2003
2004
2005
14.2%
14.9%
13.5%
15.8%
15.4%
14.3%
13.7%
13.5%
12.5%
9.7%
8.6%
9.5%
FSA(1)
AMBAC(2)
MBIA(3)
FGIC(4)

(1) FSA operating earnings is defined as net income before fair-value adjustments for investment-grade credit default swaps and for economic interest rate hedges. Equity excludes MTM on CDS and interest rate hedges.

(2) AMBAC does not report operating earnings. For comparative purposes, average equity excludes OCI and earnings excludes net MTM gains on credit derivative contracts and non-trading derivative contracts, and realized investment gains.

(3) MBIA operating earnings is defined as net income before: fair-value adjustments for investment-grade credit default swaps, economic interest rate hedges, net realized capital gains, and net realized foreign exchange gains.

(4) FGIC does not report operating earnings. For comparative purposes, average equity excludes OCI. There are no adjustments for earnings.

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Excess capital is defined as Moody’s hard capital ratio in excess of 1.50x measured on June 30, 2005. Operating earnings reduced by implied investment income on excess capital and increased by implied investment income on contributed capital. 108

Adjusted for Excess Capital, FSA Generates a Premium Return on “Deployed” Equity Relative to Its PeersOperating Return on Equity Operating Return on “Deployed” Equity(1) Industry Average (1.52) Moody’s Hard Capital Ratio (Higher is Better) Hard Capital (x) 99.9 Percentile Losses Hard capital relative to the maximum amount of credit losses (present value) with 99.9% confidence. Measures the ability of a guarantor to meet stress-level losses with hard capital.2005 Return on Equity(1) As calculated by FSA 1.84FSA13.5%17.3%FSA12.5%9.5%14.3%14.7%9.7%11.8%AMBACMBIAFGIC1.541.411.53AMBACMBIAFGIC 109

Viewed another way, FSA’s combination of return on equity and capital strength gives it a uniquely strong industry position. 110

Moody’s Hard Capital Ratio and Moody’s Operating ROE AmbacFGICIndustry AverageFSAMBIAMoody’s Hard Capital Ratio(1) (Higher is Better) Moody’s Operating Return on Equity(2) (Higher is Better) 1.54x, 14.4% 1.53x, 9.5% (X) (%) (1) Moody’s August 2006: Special Comment: Moody’s Portfolio Risk Model Results for Financial Guarantors based on portfolio and capital at June 30, 2005 but reflecting rating actions through December 31, 2005. (2) Moody’s June 2006: Credit Opinions based on annualized June 30, 2005 data. 1.84x, 13.5%1.41x, 11.3%1.52x, 12.175%9.09.510.010.511.011.512.012.513.013.514.014.515.01.11.21.31.411.521.61.71.84 111

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List of Appendices A: ABS Transactions - Structure & Underwriting Techniques B: Collateralized Debt Obligations - Structure & Underwriting Techniques C: Public Infrastructure Financing (PFI/PPP) - Structure & Underwriting Techniques D: Monoline Default Spreads E: Variable Interest Entities F: Credit Default Swaps and Mark-to-Market Effects 113

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2006Appendix A: ABS Transactions – Structure & Underwriting Techniques 115

Large diverse pools of receivables with predictable cash flows or liquidation value are segregated to support the obligation. Being the controlling party on specific transactions permits FSA to rapidly exercise remedies when performance falters. Structures include technical default performance triggers to protect FSA and bondholders by accumulating excess cash flow, paying down debt early, or other mechanisms to reduce risk. In transactions where FSA feels the failure of the servicer could lead to a material erosion of FSA’s credit position, documents allow for replacement of the servicer by FSA. 116

ABS Have Bankruptcy Remoteness with Assets Transferred through “True Sale” from Sponsor to SPV Basic Structure of Insured Asset-Backed Securities Assets SPONSOR $ SPV Bonds $ INVESTORS BOND INSURER Note: SPV=Special Purpose Vehicle, protected from possible bankruptcy of the Sponsor. 117

The Junior and Equity tranches ($150) provide overcollateralization for the Senior Insured tranche ($850). Overcollateralization = = 17.6% 150 850 In this illustration: 118

Equity Tranche ($50) Senior Tranche Insured by FSA ($850) Junior Tranche ($100) FSA-Insured ABS Transactions are Protected by Overcollateralization… Example: Financing of a $1,000 Asset-Backed Transaction 119

Interest rate on original assets: 10% Interest rate on insured senior notes: 5% Interest payments generated by the pool of assets=$100 per year Insured senior notes’ required interest payments=$43 per year ($850 x .05) Interest coverage = = 2.3x 100/43 In this example: 120

Par Amount Equity Tranche + Overcollateralization ($50) Interest Rate Senior Insured Tranche ($850) $1000 10% 5% Junior Tranche ($100) Available to cover defaults and remunerate equity investors $850 $950 Total annual interest required by the Senior Insured Tranche = $43 per year …and by Excess Spread 121

In addition to overcollateralization and cash flow coverage, well-structured transactions are not static.  Performance triggers are designed to anticipate problems early and to capture excess cash, pay down senior debt early and provide FSA with other remedies. FSA’s ABS Surveillance Group monitors portfolio performance versus triggers to ensure they are implemented. Example: This transaction breached two first level triggers (a net cumulative loss trigger at    in Month 29 and a delinquency trigger at    in Month 32) causing additional cash capture to an increased level.  Subsequently, it breached a second level trigger (a more severe delinquency trigger at    in Month 33) causing cash capture to a higher level and permitting servicer termination.

% of Ending Receivables Balance 3 Month 31+ Day Delinquencies Transaction Actual Performance First Level Triggers Second Level Triggers % of Original Principal Balance Net Cumulative Losses as % of Original Principal Balance Cumulative Defaults as % of Original Principal Balance 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 2 1 FSA Insured Auto Transaction Example of FSA Performance Triggers 3 0%1%2%3%4%5%6%7%8%9%0%1%2%3%4%5%6%7%8%9%10%0%3%6%9%12%15%18%21% 123

As illustrated on the prior page, the cumulative net losses and delinquencies on this transaction were higher than the cumulative net loss and delinquency benchmarks established by FSA when it underwrote the transaction. As a result, the spread account held for the benefit of FSA and the insured bondholders was required to increase to 11% of the outstanding pool balance from an original level of 7% of outstanding pool balance (a 57% increase). 124

Spread Account Balance as a % of Outstanding Pool Balance Initial Step-up Event (Cumulative Loss Test Breached) MONTHS OUTSTANDING 1 FSA Insured Auto Transaction Effect of Trigger Being Breached 0%1%2%3%4%5%6%7%8%9%10%11%159131721252933 125

During the period when the deal was performing within tolerance levels, spread (i.e., protection) was released. However, once the performance deteriorated past trigger levels, additional spread was captured. Therefore, despite FSA’s Revised Expected Losses on this transaction being more than double Original Expected Losses, the remaining protection on this transaction at 35 months was still 2.1 times the remaining expected losses (see diagram with dotted lines in upper right corner). Additionally, at the 35th month, the transaction had paid down over 70% of its original par and had a remaining expected life of 31 months. 126

Original Expected Break Even = 13.37% Revised Expected Break Even = 12.33% Revised Expected Losses = 9.65% Original Expected Losses = 4.75% MONTHS AFTER CLOSING Actual Losses % of Original Principal Balance Tolerance for Additional Expected Losses [B] Additional Expected Losses [A] [B] ÷ [A] = 2.1x FSA Insured Auto Transaction Cumulative Losses and FSA Breakeven Levels 0%2%4%6%8%10%12%14%0612182430364248546066 127

The credit protection multiple equals the maximum amount of losses the transaction could absorb, given its credit enhancement (e.g., spread reserve account and future excess spread), without FSA paying a claim, divided by the amount of losses FSA expects the transaction to sustain based on FSA's assessment of the strength of the assets underlying the transaction. FSA’s credit protection multiple remained very strong despite the negative performance of the transaction. 128

Total Credit Protection/ Future Losses Original Expected Credit Protection Multiple(1) MONTHS OUTSTANDING Actual Credit Protection Multiple(2) Revised Credit Protection Multiple (1) Based on losses and future spread projected at time of underwriting. (2) Based on losses and spread captured to date of revision (Month 35) and projected remaining losses and future spread after that. FSA Insured Auto Transaction FSA Credit Protection Multiple 05101506121824303642485460 129

FSA’s single-risk limit for asset-backed securities is expressed in terms of the credit gap, the difference between FSA’s level of protection provided by overcollateralization, excess cash flow, reinsurance (e.g., layered loss) and other protections and the natural rating agency AAA level of protection. For transactions with a shadow rating of BBB, such as this example, FSA limits its net retained credit gap to 20% of statutory capital, or about $484 million at December 31, 2005. When FSA insures more than one transaction from the same seller-servicer but the transactions are not cross-collateralized, FSA will assign a correlation factor between the transactions and apply the same limit on an aggregate basis. Other limits apply at other transaction shadow rating levels, for investment-grade servicers and to different sectors. 130

100% 12% AAA FSA-Insured Senior Notes (97%) Subordinate Tranche (3%) (not FSA-insured) 9% BBB Credit Gap from BBB to AAA BBB Illustration: Single-Risk Limitations on Asset-Backed SecuritiesExample: $100MM in assets Non-investment-grade servicers FSA insured $97MM tranche, which is shadow-rated BBB $3MM subordinate tranche (not insured by FSA) and excess spread provides first coverage for transaction losses Credit gap is $9MM, well below the BBB limit of 20% of statutory capital 131

132

FSA Conducts Extensive Due Diligence and Surveillance Due diligence Credit review of issuer and/or servicer Due diligence staff responsible for conducting loan file reviews On-site operational reviews to evaluate the quality of the originator and the servicers’ operations and management expertise Loan charge-off reviews to evaluate servicers’ adherence to collection procedures and to develop expected loss severity assumptions In-house attorneys responsible for legal aspects of document review and legal structuring of transaction in conjunction with outside counsel Surveillance Identify and intervene early in transactions not performing up to expectations Conduct on-site servicing reviews Monitor payments and compliance Update internal shadow ratings on transactions based upon actual versus originally expected performance and FSA coverage levels Recommend case-specific reserves for transactions in which loss is probable and can be reasonably estimated 133

134

2006Appendix B: Collateralized Debt Obligations – Structure & Underwriting Techniques 135

Collateralized Debt Obligations (CDOs) are pooled corporate debt obligations consisting of loans (CLO), bonds (CBO) or credit default swaps (CDS), protected by diversification, overcollateralization and excess spread. Since 2000, the vast majority of FSA’s CDO activity has been in the synthetic, or CDS, sector and has been at the Triple-A or Super Triple-A level (first-loss protection at least 1.3x Triple-A standard). FSA’s CDO originations slowed after rapid growth from 1997 to 2001 due to self-imposed capacity constraints and a tighter spread environment. 136

The sector and original underlying rating distributions of FSA-insured pooled corporate CDOs for transactions originated in each year (cohort year) based on original par insured, net of reinsurance. Credit default swaps written on CBO or CLO transactions are classified as CBO or CLO transactions (not as CDS). $B 5 10 15 20 25 30 $B 5 10 15 20 25 30 (1) First-loss protection exceeds 1.3x Triple-A level (2) 1.6% of 1997 originations were BBB (3) 2.1% of 1998 originations were Super AAA (2) (3) (1) In Recent Years, Most of FSA’s CDO Originations Have Been Super Triple-A CDS6/06 6/06 979899000102030405CLOCBOCDS979899000102030405Super AAAAAAAAABBB 137

Super Triple-A underlying obligations, in which FSA’s first-loss protection exceeds 1.3x the level required for a Triple-A underlying rating, constitute 92% of CDS exposure and 60% of total CDO exposure. 138

As of 6/30/06. Statutory basis. CDS of CBOs and CDS of CLOs are included in CBOs and CLOs, respectively. CDS CLO $15.6 Bn $41.1 Bn Combined Total $65.2 Bn CBO $8.5 Bn FSA’s Portfolio of Insured Collateralized Debt Obligations is the Highest Quality Portion of FSA’s Insured Portfolio FSA Insured CDO Portfolio by TypeBBB3%NIG1%Super AAA60%AAA25%AA8%A3%Super AAA92%AA7%AAA1%AAA80%AA5%A5%Super AAA10%AAA41%AA20%A12%BBB22%NIG5% 139

With 15% first-loss protection, the transaction can withstand 30% default frequency and experience 50% loss severity without FSA paying a claim. In this example of a generic investment-grade portfolio, 10% subordination achieves AAA; 15% (or 1.5x AAA) subordination achieves Super Triple-A. CDS transactions insured by FSA have had tenors of 5, 7 or 10 years, with underlying pools of either investment-grade or high-yield names. 140Super-Senior CDS 140

Super Senior Aaa/AAAAaa/AAA (90%) Reference Pool Synthetic CDO 10-Year CDS on 100 investment-grade namesAverage Rating Baa2/BBB Typical FSA Wrapped Super-Senior Synthetic CDO FSA-insured Senior Notes (85%)Subordinate tranches (15%) (not FSA-insured) Senior Aaa/AAA 5% Junior AA2/A 3% Mezzanine Baa3/BBB- 4% Equity N/R 3% 141

Standard & Poor’s U.S. speculative default rate peaked at 10.5% in 2001 and declined to 2.0% at year-end December 31, 2005. S&P expects default rates to increase and forecasts a 2.4% and 3.4% default rate for the 12 months ending December 31, 2006 and June 30, 2007, respectively. S&P’s U.S. one-year investment-grade default rate peaked in 2002 at 0.5% and declined to 0.06% at December 31, 2005. 142

S&P’s U.S. One-Year Speculative-Grade and Investment-Grade Default RateSpeculative Grade Investment Grade Forecast 0%1%2%3%4%5%6%7%8%9%10%11%8183858789919395979901030507 143

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2006Appendix C: Public Infrastructure Financings (PFI/PPP) – Structure & Underwriting Techniques 145

Outside the United States, FSA has guaranteed more than $29.5 billion of public-sector financings, including $11.3 billion of PFI/PPP financings. Definitions FSA’s underwriting approach requires that the project or facility involve an essential public service with host government support in the form of an exclusive or limited franchise. While the largest market for these project financings is the PFI sector in the U.K., FSA has also guaranteed PPPs in Continental Europe, Australia, the United States and Latin America. Similar transactions are being developed in Canada. PFI (Private Finance Initiative) is a uniquely developed program in the U.K. PPP (Public/Private Partnership) is the generic term for private operation of public infrastructure. 146

PFI / PPP Transactions: Essential Public Facilities with Host Government Support Transport Roads Light Rail Airports Accommodations & social housing Healthcare Education 147

Project or concession rights are held in a bankruptcy-remote SPV Debt issued by the SPV is secured by project cash flow from Availability payments from the host government or User fees generated by the project (tolls, rents, utility payments) 148PFI / PPP

The PFI / PPP StructureOperator Monoline $ Investors/ LendersShareholdersConstruction Contractor Users Granting Authority Project Company Bonds/Loans Equity and/or Junior Debt Availability/Shadow Toll Payments if applicable Project Contract AAA Guaranty Construction Contract $ Services Tolls/User Charges if applicable Operation Contract Indemnity 149

150

PPP / PFI Underwriting Criteria are Specific for Each Sector Example: Toll Road Concession Transaction Determination of appropriate leverage amount Traffic and revenue forecasts and worst-case scenario analysis Debt/concession terms and toll rate setting flexibility Debt payments versus equity distributions – limits leverage and creates a “first loss” piece Life cycle cost analysis Competition Management Construction risk 151

152

2006Appendix D: Monoline Default Spreads 153

154

Monoline Default Swap Spreads Drivers of monoline default swap spreads Few natural sellers of monoline protection (supply/demand imbalance) Thinly traded market Difficulty of quantifying “credit event” risk across the full spectrum of the monoline’s insured book Wide array of potential reference obligations and deliverable obligations (for settling a loss protection amount) Hedgers of specific obligations must evaluate joint probability of default of FSA and the insured underlying obligation Hedge fund speculation activity 155

Despite some volatility of default swap spreads on the monolines over the last several years, FSA's spreads have remained relatively stable since the beginning of 2004. At August 21, 2006, FSA’s spread was 9 bps. Spreads on monoline-wrapped funded securities remain stable despite volatility in monoline default swap spreads. 156

Source: Lehman Brothers * Monoline default swap spreads traded in the 35-40 bps range from January through June 2002 (1) Bid prices for 5-year protection. Reflects insurance company names (not holdings). For 11/4/03 to 12/11/03 period, spread data for FSA not available.(2) On August 21, 2006, FSA’s bid spread was 9, Ambac’s was 9 and MBIA’s was 14. (1) Default Swap Spreads: July 2002 – August 21, 2006Spread MONTH MBIA FSA Ambac (2) 8/21/06 10/02 10/03 12/02 2/03 4/03 6/03 8/03 12/03 12/04 4/04 2/04 6/04 8/04 10/04 2/05 1/02-7/02* 4/05 6/05 10/05 12/05 2/06 8/05 6/06 8/06 4/06 8/02 020406080100120140160180MBIAAmbacFSA 157

158

2006Appendix E: Variable Interest Entities 159

Every asset in Global Funding has been underwritten in a manner consistent with FSA’s financial guaranty credit process. “If we wouldn’t insure it – we wouldn’t buy it.” 97.8% of Global Funding assets are rated A- or above prior to the application of FSA’s guarantee. FSA Global and Premier’s holdings are included in the rating agencies’ analyses of FSA’s insured portfolio and in FSA’s reported leverage. FSA Global enters into derivative contracts to manage interest rate and foreign currency exposure. 160

FSA VIEs Adhere to Same Credit Standards as FSA’s Financial Guaranty InsuranceFSA Global Funding Limited (est. 1998) Reverse inquiry medium-term notes (MTN) issuer Assets insured by FSA The assets are substantially matched to the issued liabilities (insulating FSA & Global from market and liquidity exposure) Premier International Funding Co. (est. 2000) Role is limited to a debt and equity payment undertaker for leveraged lease transactions All obligations guaranteed by FSA Consolidated principal outstanding of FSA Global and Premier - $2.3 Bn 161

162

2006Appendix F: Credit Default Swaps and Mark-to-Market Effects 163

The Protection Buyer transfers the risk that the reference entity will default by contract, without providing funding. If a “credit event” occurs, the Protection Seller pays (a) the difference between market value and par; or (b) par, in exchange for receipt of the referenced security. FSA’s CDS generally cannot be accelerated. FSA usually pays or has option to pay scheduled payments over time. FSA has strict exposure limitations for CDS with physical settlement. 164

From a Credit Perspective, CDS are Similar to Financial Guaranty PoliciesProtection BuyerProtection SellerFee / PremiumContingent Payment on default (losses)Risk 165

166

Pooled Credit Default Swaps (Synthetic CDOs) Synthetic transactions referencing corporate names (investment grade or high yield) Asset or cash transferred only upon credit event (failure to pay, bankruptcy or restructuring) First-loss deductible to cover a multiple of historical expected losses Legal maturity of approximately 5-10 years Concept A diversified pool of single-name default swaps (for example, 100 names, 1% per name, industry diversity, Baa1 average), with a large first-loss deductible that protects guarantor in the event of extreme defaults 167

168

Credit Default Swap Market is a Significant Global Market (Billions of Dollars Outstanding) $B ISDA Market Survey 9192,1923,7798,42217,09620012002200320042005 169

92% of FSA’s pooled corporate CDS exposure is Super Triple-A, which means protection is at least 1.3 times the AAA standard. 170

As 6/30/06. Statutory basis. CDS of CBOs and CDS of CLOs are included in CBOs and CLOs, respectively. Insured CDS Form the Highest Quality Portion of FSA’s Insured Portfolio$41.1 Billion AAA1%AA7%Super AAA92% 171

Under U.S. GAAP, FSA is required to mark credit default swaps and other derivative instruments to fair value on a quarterly basis. The periodic unrealized gains and losses related to the credit default swap instruments will normally sum to zero over the finite term of the exposure, typically five to ten years. This chart reflects the volatility of FSA’s CDS mark to market over the last 19 quarters. Since FSA does not trade these contracts, and fair value is not directly observable, FSA has developed a series of asset credit-spread algorithms to estimate the replacement cost of the contracts. 172

Mark-to-Market CDS Produces P&L Volatility

FSA



$M
90,000
70,000
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-10,000
-30,000
-50,000
Insured CDS MTM - P&L
Insured CDS MTM - B/S
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This chart shows a typical FSA credit default swap with a five-year term. Over that period of time, quarterly marks show the effects of both changing credit-spread pricing and the passage of time. Since FSA management has stated that they do not intend to trade these highly rated, highly structured contracts, it is considered useful to eliminate the MTM adjustments to develop a measure of FSA’s operating performance The chart reflects the annual reporting results arising from a series of assumed market environments applied to a hypothetical $1 billion, five-year CDS with a 10 bps contractual premium rate 174

$MM CDS Mark-to-Market is Accounting Noise as Long as There is No Serious Credit Deterioration in CDS Exposures (Excludes Effect of Discount Rates) Period Ending 1 2 3 4 5 Replacement premium rate (bps)1215888CDS mark-to-market (B/S)-0.8-1.50.40.20.0CDS mark-to-market (I/S)-0.8-0.71.9-0.2-0.2Premium earned (I/S)1.01.01.01.01.0-2.0-1.5-1.0-0.50.00.51.01.52.0CDS mark-to-market (I/S)CDS mark-to-market (B/S)Premium earned (I/S) 175

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This presentation includes measures that are promulgated in accordance with accounting principles generally accepted in the United States of America (GAAP measures) and measures not so promulgated (non-GAAP measures). This presentation is meant to be read in conjunction with the most recent Annual Report on Form 10-K for Financial Security Assurance Holdings Ltd. (the Company), which contains, for non-GAAP measures, a presentation of and reconciliation to the most comparable GAAP measures. This presentation contains information about the non-GAAP measures “operating earnings” and “adjusted book value.” The Company defines operating earnings as net income before the effects of fair-value adjustments for (1) FSA-insured investment-grade credit default swaps (CDS) that are required to be marked to fair value under GAAP accounting principles and (2) “economic interest rate hedges”, defined as interest rate derivatives that are intended to hedge interest rate risk but do not meet the criteria necessary to receive hedge accounting treatment under GAAP accounting principles. The Company views insured CDS risks as comparable to other insured risks and enters into such non-cancelable contracts fully intending to hold them to maturity. Management believes it is probable that the financial impact of the fair-value adjustments for the insured CDS will disappear over the finite terms of the exposures. Periodic unrealized gains and losses related to interest-rate hedges arise in both the financial guaranty and financial products business segments, caused primarily by the one-sided mark-to-market derivative valuations prescribed by SFAS 133 for derivatives that do not qualify for “hedge treatment” under GAAP. Under the Company’s definition of operating earnings, the economic effect of these hedges is recognized, which, for interest-rate swaps, generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item’s life. Management therefore considers operating earnings a key measure of normal operating results. Management defines the non-GAAP measure, “adjusted book value” (ABV), as GAAP book value plus the after-tax effect of: (1) unearned premium revenues, net of amounts ceded to reinsurers (2) the present value of future installment premiums, net of amounts ceded to reinsurers (3) the present value of future net interest margin from the Company’s Financial Products operations less the after-tax effect of (1) the deferred costs of acquiring policies (2) fair-value adjustments for insured CDS. (3) fair value of economic interest rate hedges (4) unrealized gains on investments Management believes that the intrinsic value of the Company comprises not only book value, but also the estimated present value of future income from business it has already originated. Such future income is substantial because premiums are earned over the life of each insured transaction. For this reason, management considers ABV, which captures these forms of deferred income, to be an operating measure of the intrinsic value of the Company. This presentation also contains certain other non-GAAP measures, such as total claims-paying resources, which are based on statutory accounting principles applicable to insurance companies. Management uses such measures because the measures are required by regulators or used by rating agencies to assess the capital adequacy of the Company. Non-GAAP Measures 177

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The Company relies on the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements. In its filings with the SEC, reports to shareholders, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to, (1) projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; (2) statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and (3) expected losses on, and adequacy of loss reserves for, insured transactions. Words such as “believes,” “anticipates,” “expects,” “intends” and “plans” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include: changes in capital requirements or other criteria of securities rating agencies applicable to FSA competitive forces, including the conduct of other financial guaranty insurers in general changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients changes in accounting principles or practices that may result in a decline in securitization transactions or affect the Company’s reported financial results an economic downturn or other economic conditions (such as a rising interest rate environment) adversely affecting transactions insured by FSA or its investment portfolio inadequacy of reserves established by the Company for losses and loss adjustment expenses disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures downgrade or default of one or more of FSA's reinsurers the amount and nature of business opportunities that may be presented to the Company market conditions, including the credit quality and market pricing of securities issued capacity limitations that may impair investor appetite for FSA-insured obligations market spreads and pricing on insured credit default swap exposures, which may result in gain or loss due to mark-to-market accounting requirements prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA other factors, most of which are beyond the Company's control. The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise. Forward-Looking Statements 179

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United States Corporate Headquarters Financial Security Assurance Holdings Ltd. 31 West 52nd Street New York, NY 10019 1.212.826.0100 Fax 1.212.688.3101 Western Office Financial Security Assurance Inc. One Market 1550 Spear Tower San Francisco, CA 94105 1.415.995.8000 Fax 1.415.995.8008 Southern Office Financial Security Assurance Inc. 100 Crescent Court, 270 Dallas, TX 75201 1.214.871.5500 Fax 1.214.871.5510 Mexico FSA Services (Americas) Inc. Paseo de las Palmas 405-604 Col. Lomas de Chapultepec 11000 México, DF 52.55.29.73.81.40 Fax 52.55.29.73.81.41 United Kingdom Registered Office Financial Security Assurance (U.K.) Limited 1 Angel Court London EC2R 7AE 44.20.7796.4646 Fax 44.20.7796.3540 Registered in England and Wales No. 2510099 France Representative Office Financial Security Assurance (U.K.) Limited 76 rue de la Victoire 75009 Paris 33.1.53.25.05.90 Fax 33.1.48.78.31.40 Registered in France No. B401651781 Spain Representative Office Financial Security Assurance (U.K.) Limited C/ Alcalá, 21 – 9º dcha. 28014 Madrid 34.91.721.33.70 Fax 34.91.721.33.69 Australia FSA Services (Australia) Pty Limited (ACN 090 604 201) Level 23 207 Kent Street Sydney NSW 2000 61.2.9241.3488 Fax 61.2.9241.2011 Japan FSA Services (Japan) Inc. Meiji Seimei Kan 5F 2-1-1 Marunouchi Chiyoda-ku Tokyo 100-0005 81.3.5288.6230 Fax 81.3.5288.6149 Singapore Singapore Branch Financial Security Assurance Inc. 6 Temasek Boulevard Suntec Tower Four Singapore 038986 65.6.333.6968 Fax 65.6.430.5601 Bermuda Financial Security Assurance International Ltd. 3 Bermudiana Road Hamilton HM 11 1.441.292.6863 Fax 1.441.292.4338 Internet E-Mail: info@fsa.com Web: www.fsa.com